Exhibit 99.3

The Chubb Corporation	Reclassification of Property and Casualty Underwriting Results	For the Three Months Ended December 31, 2004

This report is for informational purposes only. It should be read in conjunction with documents filed by The Chubb Corporation with the Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

THE CHUBB CORPORATION

Beginning with the first quarter of 2005, the reporting format for property and casualty underwriting results by line of business has been changed to more closely reflect the way the business is now managed. The new reporting format provides additional clarity in that all Professional Liability business is now reported in one line within Chubb Specialty Insurance, all commercial business is now reported in Chubb Commercial Insurance and Reinsurance Assumed (Chubb Re) is now reported as a separate business unit. For additional information, see the first quarter 2005 earnings release.

Property and casualty underwriting results for the fourth quarter of 2004 presented herein have been reclassified to conform to the new reporting format.

Definitions of Key Terms

Underwriting Income (Loss)

Management evaluates underwriting results separately from investment results. The underwriting operations consist of four separate business units: personal insurance, commercial insurance, specialty insurance and reinsurance assumed. Performance of the business units is based on statutory underwriting results. Statutory accounting principles differ in certain respects from generally accepted accounting principles (GAAP). Under statutory accounting principles, policy acquisition and other underwriting expenses are recognized immediately, not at the time premiums are earned. Statutory underwriting income (loss) is arrived at by reducing premiums earned by losses and loss expenses incurred and statutory underwriting expenses incurred.

Management uses underwriting results determined in accordance with GAAP, among other measures, to assess the overall performance of the underwriting operations. To convert statutory underwriting results to a GAAP basis, policy acquisition expenses are deferred and amortized over the period in which the related premiums are earned. Underwriting income (loss) determined in accordance with GAAP is defined as premiums earned less losses and loss expenses incurred and GAAP underwriting expenses incurred.

Combined Loss and Expense Ratio or Combined Ratio

The combined loss and expense ratio, expressed as a percentage, is the key measure of underwriting profitability. Management uses the combined loss and expense ratio calculated in accordance with statutory accounting principles applicable to property and casualty insurance companies to evaluate the performance of the underwriting operations. It is the sum of the ratio of losses and loss expenses to premiums earned (loss ratio) plus the ratio of statutory underwriting expenses to premiums written (expense ratio) after reducing both premium amounts by dividends to policyholders.

THE CHUBB CORPORATION — WORLDWIDE
RECLASSIFICATION OF PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE THREE MONTHS ENDED DECEMBER 31, 2005 AND 2004
(MILLIONS OF DOLLARS)

	Personal				Other		Total
	Automobile		Homeowners		Personal		Personal
	2005	2004	2005	2004	2005	2004	2005	2004
Net Premiums Written		$155.0		$496.5		$126.5		$778.0
Increase (Decrease) in Unearned Premiums		0.6		11.6		(2.2)		10.0

Net Premiums Earned		154.4		484.9		128.7		768.0

Net Losses Paid		98.2		262.2		78.5		438.9
Increase (Decrease) in Outstanding Losses		2.0		(59.4)		11.6		(45.8)

Net Losses Incurred		100.2		202.8		90.1		393.1

Expenses Incurred		40.3		163.0		43.5		246.8
Dividends Incurred		0.0		0.0		0.0		0.0

Statutory Underwriting Income (Loss)		$13.9		$119.1		$(4.9)		$128.1

Ratios After Dividends to Policyholders:
Loss		64.9%		41.8%		70.0%		51.2%
Expense		26.0		32.9		34.4		31.7

Combined		90.9%		74.7%		104.4%		82.9%

Premiums Written as a % of Total		4.9%		16.2%		4.1%		25.2%

The Property and Casualty underwriting results for 2004 reflect certain reclassifications to conform with the 2005 presentation. The worldwide totals are not affected.

THE CHUBB CORPORATION — WORLDWIDE
RECLASSIFICATION OF PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE THREE MONTHS ENDED DECEMBER 31, 2005 AND 2004
(MILLIONS OF DOLLARS)

					Commercial		Commercial
	Commercial		Commercial		Workers’		Property		Total
	Multiple Peril		Casualty		Compensation		and Marine		Commercial
	2005	2004	2005	2004	2005	2004	2005	2004	2005	2004
Net Premiums Written		$335.2		$418.4		$199.2		$259.3		$1,212.1
Increase (Decrease) in Unearned Premiums		9.1		4.9		(17.1)		(16.1)		(19.2)

Net Premiums Earned		326.1		413.5		216.3		275.4		1,231.3

Net Losses Paid		136.4		152.1		71.7		97.3		457.5
Increase (Decrease) in Outstanding Losses		31.1		164.5		78.2		24.1		297.9

Net Losses Incurred		167.5		316.6		149.9		121.4		755.4

Expenses Incurred		107.2		107.8		46.0		84.0		345.0
Dividends Incurred		0.0		0.0		6.6		0.0		6.6

Statutory Underwriting Income (Loss)		$51.4		$(10.9)		$13.8		$70.0		$124.3

Ratios After Dividends to Policyholders:
Loss		51.3%		76.5%		71.5%		44.1%		61.7%
Expense		32.0		25.8		23.9		32.4		28.6

Combined		83.3%		102.3%		95.4%		76.5%		90.3%

Premiums Written as a % of Total		10.9%		13.6%		6.5%		8.4%		39.4%

The Property and Casualty underwriting results for 2004 reflect certain reclassifications to conform with the 2005 presentation. The worldwide totals are not affected.

The Property and Casualty underwriting results for the fourth quarter of 2004 include the effect of net losses of $75.0 million related to asbestos claims. Excluding the effect of the asbestos losses, the combined loss and expense ratio was 74.1% for Multiple Peril, 91.4% for Casualty and 84.2% for Total Commercial.

THE CHUBB CORPORATION — WORLDWIDE
RECLASSIFICATION OF PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE THREE MONTHS ENDED DECEMBER 31, 2005 AND 2004
(MILLIONS OF DOLLARS)

	Professional				Total
	Liability		Surety		Specialty
	2005	2004	2005	2004	2005	2004
Net Premiums Written		$734.7		$51.0		$785.7
Increase (Decrease) in Unearned Premiums		72.8		1.8		74.6

Net Premiums Earned		661.9		49.2		711.1

Net Losses Paid		265.8		8.8		274.6
Increase (Decrease) in Outstanding Losses		290.8		(16.6)		274.2

Net Losses Incurred		556.6		(7.8)		548.8

Expenses Incurred		151.9		18.3		170.2
Dividends Incurred		0.0		1.0		1.0

Statutory Underwriting Income (Loss)		$(46.6)		$37.7		$(8.9)

Ratios After Dividends to Policyholders:
Loss		84.1%		(16.2)%		77.3%
Expense		20.7		36.6		21.7

Combined		104.8%		20.4%		99.0%

Premiums Written as a % of Total		23.9%		1.7%		25.6%

The Property and Casualty underwriting results for 2004 reflect certain reclassifications to conform with the 2005 presentation. The worldwide totals are not affected.

THE CHUBB CORPORATION — WORLDWIDE
RECLASSIFICATION OF PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE THREE MONTHS ENDED DECEMBER 31, 2005 AND 2004
(MILLIONS OF DOLLARS)

	Total		Reinsurance		Worldwide
	Insurance		Assumed		Total
	2005	2004	2005	2004	2005	2004
Net Premiums Written		$2,775.8		$304.4		$3,080.2
Increase (Decrease) in Unearned Premiums		65.4		(10.3)		55.1

Net Premiums Earned		2,710.4		314.7		3,025.1

Net Losses Paid		1,171.0		78.9		1,249.9
Increase (Decrease) in Outstanding Losses		526.3		116.4		642.7

Net Losses Incurred		1,697.3		195.3		1,892.6

Expenses Incurred		762.0		95.2		857.2
Dividends Incurred		7.6		0.0		7.6

Statutory Underwriting Income (Loss)		$243.5		$24.2		267.7

Increase in Deferred Acquisition Costs						11.6

GAAP Underwriting Income						$279.3

Ratios After Dividends to Policyholders:
Loss		62.8%		62.1%		62.7%
Expense		27.5		31.2		27.9

Combined		90.3%		93.3%		90.6%

Premiums Written as a % of Total		90.2%		9.8%		100.0%

The Property and Casualty underwriting results for 2004 reflect certain reclassifications to conform with the 2005 presentation. The worldwide totals are not affected.

The Property and Casualty underwriting results for the fourth quarter of 2004 include the effect of net losses of $75.0 million related to asbestos claims. Excluding the effect of the asbestos losses, the combined loss and expense ratio was 87.6% for Total Insurance and 88.1% for Worldwide Total.

THE CHUBB CORPORATION — WORLDWIDE
RECLASSIFICATION OF PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE THREE MONTHS ENDED DECEMBER 31, 2005 AND 2004
(MILLIONS OF DOLLARS)

					Worldwide
	United States		Foreign		Total
	2005	2004	2005	2004	2005	2004
Net Premiums Written		$2,509.2		$571.0		$3,080.2
Increase (Decrease) in Unearned Premiums		32.8		22.3		55.1

Net Premiums Earned		2,476.4		548.7		3,025.1

Net Losses Paid		1,226.7		23.2		1,249.9
Increase (Decrease) in Outstanding Losses		302.7		340.0		642.7

Net Losses Incurred		1,529.4		363.2		1,892.6

Expenses Incurred		679.7		177.5		857.2
Dividends Incurred		7.6		0.0		7.6

Statutory Underwriting Income (Loss)		$259.7		$8.0		267.7

Increase in Deferred Acquisition Costs						11.6

GAAP Underwriting Income						$279.3

Ratios After Dividends to Policyholders:
Loss		61.9%		66.2%		62.7%
Expense		27.2		31.1		27.9

Combined		89.1%		97.3%		90.6%

Premiums Written as a % of Total		81.5%		18.5%		100.0%